UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 15, 2003

                                 --------------


                             Sel-Leb Marketing, Inc.
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             (Exact name of registrant as specified in its charter)


    New York                        1-13856                         11-3180295
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                  495 River Street, Paterson, New Jersey 07524
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's Telephone Number, including Area Code: (973) 225-9880


                                       N/A
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          (Former name or former address, if changed since last report)



ITEM 5.   OTHER EVENTS.

     On October 15, 2003, Sel-Leb Marketing, Inc. (the "Company") issued a press Release announcing the termination of its loan agreements with its primary lender. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Press release issued by Sel-Leb Marketing, Inc. on October 15, 2003.





                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SEL-LEB MARKETING, INC.
                               (Registrant)



Dated:  October 15, 2003       By: /s/ Jorge Lazaro
                               -------------------------
                               Name:  Jorge Lazaro
                               Title: Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------


          99.1 Press release issued by Sel-Leb Marketing, Inc. on October 15, 2003.